UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2022

Whitestone REIT
(Exact name of registrant as specified in charter)

Maryland	001-34855	76-0594970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner,	Suite 500,	77063
Houston,	Texas
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 827-9595
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule #14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, par value $0.001 per share	WSR	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(b) Departure of Chairman & Chief Executive Officer

On January 18, 2022 (the “Termination Date”), the Board of Trustees (the “Board”) of Whitestone REIT (the “Company”) terminated, with cause, James Mastandrea from his position as Chief Executive Officer of the Company. Mr. Mastandrea continues to serve as a Trustee of the Company.

In connection with his termination with cause, and consistent with the terms of his existing employment agreement, as amended, Mr. Mastandrea will receive all accrued and unpaid annual base compensation and other benefits (e.g., accrued vacation) with respect to periods ending on or before the Termination Date. The foregoing payments and benefits are subject to Mr. Mastandrea’s continued compliance with certain restrictive covenants. Mr. Mastandrea’s employment agreement is filed as Exhibit 10.8 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 Form 10-K”), and the amendment to the employment agreement is filed as Exhibit 10.19 to the Company’s 2021 Form 10-K.

(c) Appointment of Chief Executive Officer

On January 18, 2022, the Board appointed David K. Holeman, the current Chief Financial Officer of the Company, as the Company’s Chief Executive Officer.

Mr. Holeman served as Chief Financial Officer of the Company from 2006 to 2022. Mr. Holeman was the Chief Financial Officer of the Company’s former management company. Prior to joining the Company, Mr. Holeman served as Vice President and Chief Financial Officer of Gexa Energy, a NASDAQ-listed retail electricity provider from 2004 to 2006, and, before then, as Controller and Chief Financial Officer of Houston Cellular Telephone Company from 1994 to 2003.

The terms of Mr. Holeman’s compensation as Chief Executive Officer have not yet been determined. In accordance with Instruction 2 of Item 5.02 of Form 8-K, the Company will amend this Current Report on Form 8-K within four business days after such information is determined or becomes available.

There are no family relationships between Mr. Holeman and any Company trustee or executive officer, and no arrangements or understandings between Mr. Holeman and any other person pursuant to which he was selected as an officer. Mr. Holeman is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

The foregoing summary of the Holeman Employment Agreement is not complete and is qualified in its entirety by the Holeman Employment Agreement and its subsequent amendment, which are filed with this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Appointment of Chief Financial Officer

On January 18, 2022, the Board appointed Scott Hogan, the current Vice President, Controller of the Company, as the Company’s Chief Financial Officer. Mr. Hogan joined the Company in 2008, having previously served as Controller at Gexa Energy and as the SEC Reporting Manager at Stewart & Stevenson.

The terms of Mr. Hogan’s compensation as Chief Financial Officer have not yet been determined. In accordance with Instruction 2 of Item 5.02 of Form 8-K, the Company will amend this Current Report on Form 8-K within four business days after such information is determined or becomes available.

There are no family relationships between Mr. Hogan and any Company trustee or executive officer, and no arrangements or understandings between Mr. Hogan and any other person pursuant to which he was selected as an officer. Mr. Hogan is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Bylaws

On January 18, 2022, the Board approved and adopted an amendment to the Amended and Restated Bylaws of the Company (the “Amendment”), which became effective immediately upon adoption. The Amendment provides that the Chairman of the Board as designated by the Board will remain if and until a majority of the Board designates another Chairman of the Board (rather than by a unanimous voting standard).

The foregoing description of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Amendment, which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Appointment of Chairman of the Board

On January 18, 2022, David Taylor, the current Lead Independent Trustee of the Company, replaced Mr. Mastandrea as the Company’s Chairman of the Board following Mr. Mastandrea’s termination for cause.

Item 7.01 Regulation FD Disclosure.

A copy of the press release issued by the Company on January 18, 2022 announcing the Company’s leadership transition is attached as Exhibit 99.1 to this Current Report on Form 8-K.

This information set forth under Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

Appointment of Chairman of the Board

On January 18, 2022, David Taylor, the current Lead Independent Trustee of the Company, replaced Mr. Mastandrea as the Company’s Chairman of the Board following Mr. Mastandrea’s termination for cause.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amendment No. 1 to Amended and Restated Bylaws of Whitestone REIT

99.1	Press Release, dated January 18, 2022

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT
(Registrant)

Date:	January 19, 2022	By: /s/ David K. Holeman
Name: David K. Holeman Title: Chief Executive Officer